Exhibit 99.1

A Taste of What’s Cooking at US Foods

Q3 2013

Performance Update

November 2013

While the information provided herein is believed to be accurate and reliable, US Foods (“US Foods”) does not make any representations or warranties, express or implied, as to the accuracy or completeness of such information or as to future results. No representation or warranty is made that any of the projections presented herein will be realized.

Forward-looking statements notice

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor; any change in our relationships with GPOs; our ability to increase sales to independent customers; changes in industry pricing practices; changes in cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, and safety, food safety, transportation, labor and employment, laws and regulations, and changes in existing laws or regulations; technology disruptions and our ability to implement new technologies; product liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, and increases in interest rates. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Registration Statements on Form S-4 and S-1.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.

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Non-GAAP financial measures

This presentation contains unaudited non-GAAP financial measures, including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA, Debt Coverage Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non- GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees. Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company’s core operations.

While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company’s calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in the Company’s business and believes this information is also helpful to investors. The Company uses Adjusted EBITDA in these EBITDA-related margin measures because it believes its investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors. Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus management on year-over-year changes in the Company’s leverage and believes this information is also helpful to investors. The Company cautions investors that these non-GAAP financial measures presented also are intended to supplement the Company’s GAAP results and are not a substitute for such results.

Additionally, the Company cautions investors that the non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies.

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Agenda

Business Highlights

Quarterly Financial Update

Closing Comments

Appendix

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Agenda

Business Highlights

Quarterly Financial Update

Closing Comments

Appendix

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Business Highlights

External macro ‘headwinds’ continue

Q3 sales increased 3.3%

Organic units increased 0.5%

Acquisitions added 0.7%

Q3 results

Net income was $22 million

Adjusted EBITDA was $217 million1

Business transformation focus on differentiation and innovation

Category Management and Merchandising

Sales Force Effectiveness

Business/Organization Functionalization

Note: (1) Reconciliation of this non-GAAP measure is provided in the appendix.

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Agenda

Business Highlights

Quarterly Financial Update

Closing Comments Appendix

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Q3 Financial Performance

$ IN MILLIONS Q3 2013 Q3 2012 B/(W) Y-O-Y CHANGE

NET SALES $5,687 $5,507 3.3%

GROSS PROFIT $971 $925 +$46

ADJUSTED GROSS PROFIT1 $970 $940 +$30

% OF NET SALES 17.1% 17.1% (1) bps

OPERATING EXPENSES $882 $847 ($35)

ADJUSTED OPERATING EXPENSES1 $753 $732 ($21)

% OF NET SALES 13.2% 13.3% +5 bps

NET INCOME/(LOSS) $22 ($3) +$25

ADJUSTED EBITDA1 $217 $208 +$9

ADJUSTED EBITDA MARGIN2 3.8% 3.8% + 4bps

Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix. (2) Represents Adjusted EBITDA as a percentage of Net Sales.

Individual components may not add to total presented due to rounding.

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Q3 Last Twelve Month Financial Performance

LTM LTM

$ IN MILLIONS B/(W) Y-O-Y CHANGE

Q3 2013 Q3 2012

NET SALES $22,185 $21,379 3.8%

GROSS PROFIT $3,799 $3,642 +$157

ADJUSTED GROSS PROFIT1 $3,800 $3,663 +$137

% OF NET SALES 17.1% 17.1% -

OPERATING EXPENSES $3,490 $3,315 ($175)

ADJUSTED OPERATING EXPENSES1 $2,975 $2,828 ($147)

% OF NET SALES 13.4% 13.2% (18) bps

NET INCOME/(LOSS) ($107) $6 ($123)

ADJUSTED EBITDA $826 $835 ($9)

ADJUSTED EBITDA MARGIN3 3.7% 3.9% (19) bps

CONSOLIDATED EBITDA2 $876

Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.

(2) Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements. (3) Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.

Individual components may not add to total presented due to rounding.

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Quarterly Cash Flow

Cash Flow Performance

$ IN MILLIONS Q1 2013 Q2 2013 Q3 2013 YTD Q4 2012 LTM

Cash from Operating Activities ($10) $120 $5 $115 $297 $412

Capital Expenditures, net of Proceeds ($51) ($35) ($34) ($120) ($54) ($175)

Acquisitions ($14) ($14)

Cash used in Financing Activities ($32) ($31) ($37) ($100) ($148) ($248)

Net Cash Change ($93) $54 ($66) ($105) $81 ($25)

Beginning Cash $242 $149 $203 $242 $162 $162

Ending Cash $149 $203 $137 $137 $242 $137

Note: Individual components may not add to total presented due to rounding.

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Capital Structure & Credit Statistics

Q3 2013 Financial Performance

Debt /LTM

As of Consolidated

$ IN MILLIONS 9/28/2013 EBITDA

ABL Revolver (2016) $100

ABS Facility (2015) $686

CMBS Facility (2017) $472

Term Loan (2019) $2,100

Other Debt (2018—2031) $110

Total Senior Secured Debt $3,468 4.0x

Senior Notes (2019) $1,350

Total Debt 1 $4,818 5.5x

Less: Restricted Cash ($7)

Less: Cash and Cash Equivalents ($137)

Net Debt $4,675 5.3x

Credit Statistics

Debt Coverage Ratio2

Interest Coverage Ratio3

8.2x

5.3x

9.0x 8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x

At Close 9/28/2013 7/2/2007

9.0x 8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x

At Close 9/28/2013 7/2/2007

1.3x

2.8x

Notes: (1) Total Debt includes $4,837 million of US GAAP debt as of September 28, 2013 less $19 million of unamortized premium on senior notes. (2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.

(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last 12 months.

FOOD. FOOD PEOPLE. EASY.

We have $844 million of available liquidity.

Liquidity

As of

$ IN MILLIONS 9/28/2013

Borrowing Availability:

ABL Revolver (2016) $707

Total Cash & Cash Equivalents $137

Total Cash and Borrowing Availability $844

FOOD. FOOD PEOPLE. EASY.

Agenda

Business Highlights

Quarterly Financial Update

Closing Comments

Appendix

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Agenda

Business Highlights Quarterly Financial Update

Closing Comments

Appendix

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Non-GAAP Reconciliations

Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees. Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company’s core operations.

While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company’s calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

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Non-GAAP Reconciliation - Adjusted EBITDA

US. FOODS
KEEPING KITCHENS COOKING.

(In millions)	13-Weeks Ended September 28, 2013	13-Weeks Ended September 29, 2012	LTM September 28, 2013	LTM September 29, 2012
Net income/(loss)	**$ 22**	**$ (3)**	**$ (107)**	**$ 6**
Interest expense, net	73	81	318	298
Income tax provision (benefit)	(6)	(1)	36	13
Depreciation and amortization expense	96	90	381	354
EBITDA	**185**	**167**	**628**	**671**
Adjustments:				
Sponsor fees (1)	3	3	10	10
Restructuring and tangible asset impairment charges (2)	1	-	5	13
Share-based compensation expense (3)	3	-	10	7
LIFO reserve change (4)	(1)	15	1	21
Loss on extinguishment of debt (5)	-	1	63	10
Pension settlement (6)	-	-	18	-
Business transformation costs (7)	16	16	62	78
Other (8)	10	6	29	25
Adjusted EBITDA	**$ 217**	**$ 208**	**$ 826**	**$ 835**

Notes:
(1) Consists of management fees paid to the Sponsors.
(2) Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(3) Share-based compensation expense represents costs recorded for USF Holding Corp. share option awards and restricted shares and restricted stock units granted.
(4) Consists of changes in the LIFO reserve.
(5) The Q3 2013 LTM loss on extinguishment of debt consists of a write-off of unamortized debt issuance costs, as well as loan fees and third party costs related to the Amended 2011 Term Loan; an early redemption premium and a write-off of unamortized debt issuance costs related to the January 2013 and December 2012 Senior Subordinated Notes redemptions; and fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the December 2012 amendment to the 2007 term loan. The Q3 2012 loss on extinguishment of debt consists of certain third party costs and the write-off of unamortized debt issuance costs related to the ABS Facility. The Q3 2012 LTM loss on extinguishment of debt also include fees paid to debt holders, certain third party costs and the write-off of unamortized debt issuance costs related to the June 2012 amendment of the 2007 Term Loan.
(6) Consists of a non-recurring charge resulting from lump sum payment settlements to former employees participating in several Company sponsored pension plans.
(7) Consists primarily of costs related to functionalization and significant process and systems redesign.
(8) Other includes gains, losses or charges as specified under the Company's debt agreements.

Individual components may not add to total presented due to rounding.

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Non-GAAP Reconciliation - Adjusted Gross Profit and Adjusted Operating Expense

US FOODS
KEEPING KITCHENS COOKING.

	13-Weeks Ended		LTM	
(In millions)	September 28, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Gross Profit	$ 971	$ 925	$ 3,799	$ 3,642
LIFO reserve change (1)	(1)	15	1	21
Adjusted Gross Profit	$ 970	$ 940	$ 3,800	$ 3,663
Operating Expenses	$ 882	$ 847	$ 3,490	$ 3,315
Adjustments:				
Depreciation and amortization expense	(96)	(90)	(381)	(354)
Sponsor fees (2)	(3)	(3)	(10)	(10)
Restructuring and tangible asset impairment charges (3)	(1)	-	(5)	(13)
Share-based compensation expense (4)	(3)	-	(10)	(7)
Pension settlement (5)	-	-	(18)	-
Business transformation costs (6)	(16)	(16)	(62)	(78)
Other (7)	(10)	(6)	(29)	(25)
Adjusted Operating Expenses	$ 753	$ 732	$ 2,975	$ 2,828

Notes: (1) Consists of changes in the LIFO reserve.
(2) Consists of management fees paid to the Sponsors.
(3) Restructuring and tangible asset impairment charges primarily consist of facility closing, severance and related costs and tangible asset impairment charges.
(4) Share-based compensation expense represents costs recorded for USF Holding Corp. share option awards and restricted shares and restricted stock units granted.
(5) Consists of a non-recurring charge resulting from lump-sum payment settlements to former employees participating in several Company sponsored pension plans.
(6) Consists primarily of costs related to functionalization and significant process and systems redesign.
(7) Other includes gains, losses or charges as specified under the Company's debt agreements.

Individual components may not add to total presented due to rounding.

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US FOODS

KEEPING KITCHENS COOKING.